GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
(each a "Fund" and collectively, the "Funds")

Supplement dated October 12, 2018 to the Prospectus dated February 1, 2018, as Supplemented May 18, 2018

The Funds' investment adviser, Gurtin Municipal Bond Management ("Gurtin"), is expected to consummate a transaction with Pacific Investment Management Company LLC ("PIMCO") anticipated to close by December 31, 2018 (the "Transaction") that will cause a change in control of Gurtin, resulting in an assignment and termination of Gurtin's existing Investment Advisory Agreement with Forum Funds II (the "Trust"), on behalf of the Funds, under the Investment Company Act of 1940. In connection with the Transaction, Gurtin anticipates recommending to the Trust's Board of Trustees that each of the Funds reorganize into a corresponding, newly formed fund that is advised by PIMCO (each, a "Fund Reorganization").  It is anticipated that each Fund Reorganization would close in the first half of 2019, subject to the approval of the Trust's Board of Trustees and the applicable Fund's shareholders.  It is expected that the Funds' current portfolio managers will manage the newly formed PIMCO fund into which a particular Fund is reorganized.

In anticipation of a change in control of Gurtin and to provide for continuity of management, on September 13, 2018, the Trust's Board of Trustees reviewed and approved an interim Investment Advisory Agreement between Gurtin and the Trust with respect to the Funds ("Interim Advisory Agreement"), to be effective as of the close of the Transaction. The Interim Advisory Agreement will remain in effect for the lesser of 150 days from its effectiveness,  until Fund shareholders approve a new Investment Advisory Agreement (the "New Advisory Agreement" and, taken together with the Interim Advisory Agreement, the "Agreements") between Gurtin and the Trust, or the closing date of the Fund Reorganization. The New Advisory Agreement, which was also reviewed and approved by the Trust's Board of Trustees on September 13, 2018, will replace the Interim Advisory Agreement and will remain in effect with respect to a Fund until the closing of the applicable Fund Reorganization.

The Agreements provide for the same investment advisory fee payable to Gurtin and are, in all material respects, equivalent to the Funds' current Investment Advisory Agreement with Gurtin, except with respect to the effective date and the duration of the Agreements and termination provisions and terms concerning escrow of Gurtin's advisory fee under the Interim Advisory Agreement. All compensation payable to Gurtin under the Interim Advisory Agreement is to be held in an interest-bearing escrow account with the Trust's Custodian (or a bank mutually agreed upon by Gurtin and the Trust), with such amounts in the escrow account (including interest earned) paid to Gurtin if Fund shareholders approve the New Advisory Agreement no later than 150 days after the effective date of the Interim Advisory Agreement. If the New Advisory Agreement is not approved by Fund shareholders, Gurtin will be paid out of the escrow account the lesser of: (i) any costs incurred by Gurtin in performing its duties under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned while in escrow).
The Transaction is subject to various approvals and other conditions to closing between Gurtin and PIMCO. Further information regarding each Fund Reorganization, if approved by the Trust's Board of Trustees, is expected to be provided in connection with the solicitation of Fund shareholder approval of the Fund Reorganization, including a prospectus/proxy statement to be sent to shareholders of each Fund as of a specified record date.

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For more information, please contact a Fund customer service representative at (844) 342-5763 (toll free).

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